Exhibit 99.1

UBS Financial Services Inc.
Please complete and sign both sides of this form.
We must receive it by November 14, 2008.
Instructions for accepting UBS’s offer and transferring Eligible ARS to UBS, if applicable
1.	Current clients - If your Eligible ARS remain at UBS but in a different UBS account, please complete and sign both sides of this form and return it in the enclosed postage-paid envelope, and contact your UBS Financial Advisor or Branch Manager to ensure the Eligible ARS are transferred to the account listed on the other side of this page.

2.	DVP clients - Please complete and sign both sides of this form and return it in the enclosed postage-paid envelope, and deliver the Eligible ARS to UBS free of payment via Depository Trust & Clearing Corporation (also known as DTCC), including the clearing number 0221 and referencing the UBS account identified on the other side of this page.

3.	Former UBS clients who own ARS - If you transferred your Eligible ARS to anotherfirm please complete and sign both sides of this form, including the transfer request section, and return it in the enclosed postage-paid envelope.

4.	Former UBS clients who sold ARS - If you transferred your Eligible ARS to another firm and sold those securities below par, please complete and sign both sides of this form (the transfer request information is not necessary) and return it with adequate documentation, such as the trade confirmation or an account statement reflecting the transaction, in the enclosed postage-paid envelope.
W-9 Form1 Certification
Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. citizen or other U.S. person (defined in the instructions).
Certification Instruction: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
Type of Account
☐	Individual/Sole Proprietorship ☐ Corporation ☐ Partnership

☐	Limited Liability Corporation (LLC)
For LLC, please indicate tax classification: ☐ Disregarded Entity* ☐ Corporation ☐ Partnership
*	lf you are a Disregarded Entity, please provide the Name and Tax ID Number of the beneficial owner of the Disregarded Entity.

Account name	Tax ID #

SIGN HERE

Account owner signature		Date

[1]	For non-U.S. citizens and non-U.S. residents, please contact a UBS Financial Advisor for a W-8 form.
UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC	2C-ARSY
011210908|U|3063233100|02|02

UBS Financial Services Inc.
Please complete and sign both sides of this form. We must receive it by November 14, 2008.
Acceptance of UBS’s offer relating to Auction Rate Securities
By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS that I held in the account listed below. I understand and acknowledge the following:
•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS, they are redeemed by the issuer or they are purchased or sold on my behalf by UBS;

•	I authorize UBS to transfer my Eligible ARS to the account listed below and/or to open a separate account in the same name as my DVP account and subject to the same conditions to hold my Eligible ARS until I exercise my Rights or the Rights expire;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•	The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time, in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•	I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages’on costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•	If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

DIODES INCORPORATED 3050 EAST HILLCREST DRIVE WESTLAKE VILLAGE CA 91362-3171	Please complete and sign both sides of this form. We must receive it by November 14, 2008.

	Mail	UBS Financial Services Inc ATTN: ARS Group 1000 Harbor Boulevard Weehawken, NJ 07086

Account Number: SS 89069	Fax	+1-201-442-7766
Transfer request for Eligible ARS (Complete if Item 3 on the other side of this form applies to you)

Name of firm holding Eligible ARS	Name(s) on account as reflected on account statement	Account # at firm holding Eligible ARS
If you have questions, please contact a UBS Financial Advisor or Branch Manager at +1-213-972-1511. Clients outside the U.S. may call +1-201-352-0105 collect.
We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.
SIGN HERE

Account owner signature	Date

Additional party signature	Date

Daytime telephone number

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.
2C-ARSY
011210908|U|3063233100|01|02

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086

James M. Pierce Co-Head Wealth Management Advisor Group US

DIODES INCORPORATED 3050 EAST HILLCREST DRIVE WESTLAKE VILLAGE CA 91362-3171	James D. Price Co-Head Wealth Management Advisor Group US www.ubs.com

October 8, 2008

Branch Telephone Number + 1-213-972-1511

Account Number: SS 89069
We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS) if you still own them. UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that, are not successfully clearing at auction (Eligible ARS), as well as Eligible ARS that were transacted in an execution account at UBS but custodied away from UBS (also known as Delivery vs. Payment, or DVP, account) for which UBS had bidding rights. Our records indicate that you held Eligible ARS or bidding rights for Eligible ARS at UBS as of February 13, 2008.
UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at par value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.
The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.
•	UBS is offering you nontransferable Rights to sell Eligible ARS at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.
–	We must receive your offer acceptance and instructions to transfer the Eligible ARS to the UBS account listed above, if they are not in this account already, by November 14, 2008;

–	After the Eligible ARS are returned to the UBS account listed above, you may instruct a UBS Financial Advisor or Branch Manager to exercise these Rights at any time during this time period;

–	If you do not know a current UBS Financial Advisor, contact your local UBS branch or visit our Web site at www.ubs.com/financialservicesinc to find a Financial Advisor near you;

–	If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;

–	If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.
•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.
–	UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

–	UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

–	In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

–	UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;

–	Eligible ARS are subject to issuer redemptions at any time.
UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	2C-ARSY
000063

UBS Financial Services Inc.
•	If you sold any of your Eligible ARS at a discount before September 15, 2008, UBS will reimburse you for the difference between the security’s par value and the sale price if you enclose adequate documentation with the offer acceptance form, such as the trade confirmation or an account statement reflecting the transaction.

•	Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

•	UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.
THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. If your Eligible ARS are at another financial services firm, the form also authorizes UBS to request the transfer of your Eligible ARS back to UBS. If you are a DVP client, by accepting this offer, you are requesting that UBS open a separate account in the same name as your DVP account and subject to the same conditions to hold your Eligible ARS until you exercise your Rights or the Rights expire. We must receive your signed acceptance and transfer instructions form no later than November 14, 2008.
You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.
A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.
If you have any questions about your Eligible ARS or this offer, please contact a UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to a UBS Financial Advisor or Branch Manager.
We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter.

Sincerely,

James M. Pierce	James D. Price
UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc. and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	2C-ARSY

Current rate and dividend information
To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.
Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.
Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description
00432CAR2	ACCESS GROUP INC NTS BE/R/ RATE 03.485% MATURES 09/01/37	00432CAU5	ACCESS GROUP INC NTS SER B REV B/E /R/ VARIABLE RATE RATE 03.891% MATURES 07/01/38	00432CBH3	ACCESS GROUP INC SER A-3 TAXABLE B/E /R/ VARIABLE RATE RATE 02.973% MATURES 07/01/39

00432CBJ9	ACCESS GROUP INC SER A-4 TAXABLE BE/R/ VARIABLE RATE RATE 03.744% MATURES 07/01/39	00432 MAR0	“ACCESS TO LNS LRNG STUDT LN CALIF TAXBLE BE /R/ -VARIABLE RATE RATE 05.426% MATURES 07/01/37	194262DC2	COLLEGE LN CORPTR I 02 TXBL ABS ARCS SR BE/R/ VARIABLE RATE RATE 05.220% MATURES 11/01/47

194262DD0	COLLEGE LN CORPTR I 02 TXBL ABS ARCS SR BE/R/ VARIABLE RATE RATE 05.209% MATURES 11/01/47	207784AJ8	CONNECTICUT STUDENT LN F SER A3 RV STU TXB B/E/R/ VARIABLE RATE RATE 03.622% MATURES 06/01/34	452281GS1	ISAC STU LN REV I TXBLE ARCS 28DY RESET B/E /R/ VARIABLE RATE RATE 03.673% MATURES 03/01/42

452281HJO	ILLINOIS STUDENT ASSIST ARC SER VI-3 REV BE/R/ VARIABLE RATE RATE 04.251% MATURES	452281HR2	ILLINOIS STUD LN ASSIST SER VIII RV TAXBLE BE/R/ VARIABLE RATE RATE 03.988% MATURES	452281HSO	ILLINOIS STUD LN ASSIST SER VIII- REV TAXABLE/R/ VARIABLE RATE RATE 04.271% MATURES
	03/01/44		03/01/45		03/01/45

452281HT8	ILLINOIS STUDENT ASSIST VIII-4 28DY ARC RV BE/R/ VARIABLE RATE RATE 03.997% MATURES 03/01/45	452281HU5	ILLINOIS STU ASSIST VIII 5 28DY ARC RV TXBL BE/R/ VARIABLE RATE RATE 04.248% MATURES 03/01/45	452281HV3	ILLINOIS STU ASSIST VIII 6 28DY ARC RV TXBL BE/R/ VARIABLE RATE RATE 04.201% MATURES 03/01/45

452281HW1	ILLINOIS STUD ASST VIII- 7 28DAY ARC TX RV BE/R/ VARIABLE RATE RATE 04.251% MATURES 03/01/45	452281HX9	ILLINOIS STUDENT ASSIST VIII-8 28DAY ARC REV/R/ VARIABLE RATE RATE 04.151% MATURES 03/01/45	454905AY6	INDIANA SEC MKT EDL28DAY 2004 STUDE TAX ARC BE/R/ VARIABLE RATE RATE 03.984% MATURES 09/01/44

454905BA7	INDIANA SECOND MKT EDL 2004-RVSTUTXBB/E/R/ VARIABLE RATE RATE 03.480% MATURES 09/01/44	455900AV2	INDIANA SECNDRY MRKT EDU SER 05-2 RV TAXBLE BE/R/ VARIABLE RATE RATE 03.934% MATURES 12/01/45	455900AW0	INDIANA SECNDRY MRKT EDU SER 05-3 RV TAXBLE BE/R/ VARIABLE RATE RATE 03.844% MATURES 12/01/45

455900AX8	INDIANA SECNDRY MRKT EDU SER 05-4 TAXABLE B/E/R/ VARIABLE RATE RATE 03.408% MATURES 12/01/45	455900BA7	INDIANA SECNDRY MRKT EDU SER 1 TAXABLE B/E /R/ VARIABLE RATE RATE 04.799% MATURES 05/01/46	455900BB5	INDIANA SECNDRY MRKT EDU SER 06-2 TAXABLE B/E /R/ VARIABLE RATE RATE 04.561% MATURES 05/01/46

455900BC3	INDIANA SECNDRY MRKT EDU SER 3 TAXABLE B/E /R/ VARIABLE RATE RATE 05.209% MATURES 05/01/46	462590DL1	IOWA STU LN LIQ S/L RV SER E TXBLE AMBAC B/E/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/31	462590EC0	IOWA STUD LN LIQ SER G REV TAXABLE B/E /R/ VARIABLE RATE RATE 00.000% MATURES 12/01/30

462590FQ8	IA STUD LN LIQUIDTY CORP ARC SER Y-VI REV /R/ VARIABLE RATE RATE 00.000% MATURES 12/01/38	462590FV7	IOWA S/L LIQ TXB B/E SER B-l REV AMBAC BE/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/43	462590GC8	IOWA STUD LN LIQ ARC MON 06 A-2 RV TAXB BE/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/40

462590GD6	IOWA STUD LN LIQ ARC (TUE) 06 A-3 TXBL BE/R/ VARIABLE RATE RATE 00.316% MATURES 12/01/40	462590GE4	IOWA STUD LN LIQ ARC (WED) 06 A-4 TXBL BE/R/ VARIABLE RATE RATE 00.357% MATURES 12/01/40	462590GF1	IOWA STUD LN LIQ ARC(TH) SER 06 A-5 TAXABLE BE/R/ VARIABLE RATE RATE 00.657% MATURES 12/01/40

462590GG9	IOWA STUD LN LIQ ARC (FRI) 06 A-6 TXBL BE/R/	49130NAB5	KENTUCKY HIGHER ED STUD LN INS RV ARCS SER A2/R/	49130NBA6	KENTUCKY HIGHER ED STUD LN REV REV TAXABLE BE/R/
	VARIABLE RATE RATE 00.917% MATURES 12/01/40		VARIABLE RATE RATE 03.323% MATURES 05/01/28		VARIABLE RATE RATE 03.997% MATURES 06/01/34
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CUSIP	Description	CUSIP	Description	CUSIP	Description
491303HY2	KENTUCKY HIGHER ED STUD INSD RV ARCS SR A-2 /R/ VARIABLE RATE RATE 03.063% MATURES 05/01/27	606072FP6	MISSOURI HGR ED LN AUTH 1999M REV TAXABLE B/E/R/ VARIABLE RATE RATE 03.313% MATURES 07/15/29	606072GD2	MISSOURI HGR EDUC LN SER A REV TAXABLE B/E/R/ VARIABLE RATE RATE 02.863% MATURES 06/01/31

606072GE0	MISSOURI HGR EDUC LN SERB REV TAXABLE B/E/R/ VARIABLE RATE RATE 03.533% MATURES 06/01/31	606072GF7	MISSOURI HGR EDUC LN SER C REV TAXABLE B/E/R/ VARIABLE RATE RATE 02.525% MATURES 06/01/31	606072GX8	MISSOURI HGR ED LN AUTH ARCS STU RV K TXBL BE/R/ VARIABLE RATE RATE 03.437% MATURES 07/01/32

606072HF6	MISSOURI HGR ED LN AU RV ARCS SER D TAXBLE BE/R/ VARIABLE RATE RATE 03.387% MATURES 09/01/43	606072HG4	MISSOURI HGR ED LN AUTH ARCS SER E REV /R/ VARIABLE RATE RATE 02.635% MATURES 09/01/43	606072HM1	MISSOURI HGR ED LN AUTH SER D REV TAXABLE B/E/R/ VARIABLE RATE RATE 02.395% MATURES 05/01/44

606072HR0	MISSOURI HGR ED LN AUTH SER H REV TAXABLE B/E/R/ VARIABLE RATE RATE 02.395% MATURES 05/01/44	606072HS8	MISSOURI HGR ED LN AUTH SER I REV TAXABLE B/E/R/ VARIABLE RATE RATE 02.395% MATURES 05/01/44	644616AE4	“NEW HAMPSHIRE HGHR ED LN SER A-2 REV TXBLE B/E/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/32

644616AG9	NEW HAMPSHIRE HGH ED RV A2 TXBLE1999 ARCS B/E/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/33	644616 AL8	NEW HAMPSHIRE HGHR ED LN SERA-1 REV TXBL B/E /R/ VARIABLE RATE RATE 00.000% MATURES 12/01/35	644616AQ7	NEW HAMPSHIRE HGHR ED LN CRP ARCS A1RV TXBL BE/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/36

646080GX3	NJ ST HGHR ED ARC SER D REV MBIA AMT B/E /R/ VARIABLE RATE RATE 10.203% MATURES 05/01/40	709163BX6	PA ST H/E ASST AGY REV. SER F-1 RV TAXABLE BE/R/ VARIABLE RATE RATE 04.220% MATURES 10/01/40	709163BY4	PA ST H/E ASST AGY REV. SER F-2 RV TAXABLE BE/R/ VARIABLE RATE RATE 04 220% MATURES 10/01/40

709163CD9	PA ST H/E ASST AGY SR SR J-3 REV TAXABLE B/E /R/ VARIABLE RATE RATE 03.007% MATURES 12/01/40	709163EN5	PA ST H/E ASST AGY RV 28 DAY CC-1 TAXABLE B/E /R/ VARIABLE RATE RATE 03.176% MATURES 08/01/45	709163FY0	PA HGH ED ASST AGY S/L 28D TXBL ARC JJ-4 BE/R/ VARIABLE RATE RATE 03.157% MATURES 06/01/46

71722TAG9	PENN HGHR ED ASSIST AGY S/L ARC A3 TXBL B/E /R/ VARIABLE RATE RATE 02.074% MATURES 04/25/44	78442GGV2	SLMA TAXABLE B/E /R/VARIABLE RATE RATE 04.740% MATURES 06/17/30	78443CBC7	SLMA TAXABLE B/E /R/ VARIABLE RATE RATE 04.530% MATURES 09/15/32

917546ET6	UTAH ST BRD OF REGT. SER J REV TAXABLE B/E/R/ VARATE PUTBND RATE 04.232% MATURES 05/01/33	917546EZ2	UTAH ST BRD OF REGT SER 1999L REV TXBL BE/R/ VARIABLE RATE RATE 04.120% MATURES 11/01/33	917546FD0	UTAH ST BRD OF REGT . SER 1999-TAXABLE BE/R/ VARIABLE RATE RATE 03.820% MATURES 11/01/38

917546FM0	UTAH ST BRD OF REGE NTS CL II S-2 RV TXBL B/E/R/ VARIABLE RATE RATE 03.207% MATURES 05/01/41	917546GD9	UTAH ST BRD OF REGT SER AA-2- REV TXBL BE/R/ VARIABLE RATE RATE 02.656% MATURES 05/01/45	917546GG2	UTAH ST BRD OF REGT STD LDN 2006-CC TXBLE BE/R/ VARIABLE RATE RATE 04.101% MATURES 11/01/45

917546GH0	UTAH ST BRD OF REGT S/L 28D TXBL 2006 DD-1 /R/ VARIABLE RATE RATE 03.911 % MATURES 05/01/46
©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.
www.ubs.com/financialservicesinc
080826-2033-Let/CUSIP
UBS.Financial Services Inc. is a subsidiary of UBS AG.
2C-ARSY